Investment Strategy - Allspring Managed Account CoreBuilder Shares Series EM - CoreBuilder Shares - Series EM	Oct. 31, 2025
Prospectus [Line Items]
Strategy [Heading]	Principal Investment Strategies
Strategy Narrative [Text Block]
Under normal circumstances, we invest:
•	at least 80% of the Fund’s net assets in equity securities of companies in emerging market countries; and
•	across any market capitalization.
We consider emerging market countries to be countries included in the MSCI Emerging Markets Index. We look for companies with sustainable dividend yields backed by strong company financials and fundamentals, including above-average sales and earnings growth, overall financial strength, competitive advantages, and capable management. We may sell a holding when it no longer has some or all of these traits. Our investment strategy includes both a top-down strategy, which takes account of overall economic and market trends in each country, and a bottom-up strategy, in which we use fundamental research for security selection. In order to take advantage of the wide range of possible opportunities in a variety of markets at different stages of economic development, we construct the portfolio with the potential for a portfolio dividend yield above the index average while maintaining a controlled level of risk.
We see Environmental, Social and Governance (“ESG”) considerations as a component of fundamental analysis and in particular climate change as a serious and complex risk. The accounting of sustainability issues is integrated into the team’s investment process: research, stock selection, portfolio construction, and engagement with companies on ESG issues.
We reserve the right to hedge the portfolio’s foreign currency exposure by purchasing or selling currency futures and foreign currency forward contracts. However, under normal circumstances, we will not engage in extensive foreign currency hedging.